Exhibit 99.1

Union Pacific Reports Second Quarter 2017 Results

Second Quarter Diluted Earnings per Share up 24 percent

FOR IMMEDIATE RELEASE

Second Quarter Results

•	Diluted earnings per share of $1.45 increased 24 percent.
•	Operating income totaled $2.0 billion, up 21 percent.
•	Operating ratio of 61.8 percent improved 3.4 points.

Omaha, Neb., July 20, 2017 – Union Pacific Corporation (NYSE: UNP) today reported 2017 second quarter net income of nearly $1.2 billion, a second quarter record of $1.45 per diluted share.  This compares to about $1.0 billion, or $1.17 per diluted share, in the second quarter 2016.  Union Pacific also reported a second quarter record operating ratio of 61.8 percent, a 3.4 point improvement compared to the second quarter 2016 operating ratio.

“I am pleased with our results through the first six months, and look forward to continuing our momentum through the remainder of the year,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “Guided by our strategic value tracks, our entire team is focused on providing an excellent customer experience while safely and efficiently delivering on our innovative productivity initiatives.”

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Second Quarter Summary

Operating revenue of $5.3 billion was up 10 percent in the second quarter 2017 compared to the second quarter 2016.  Second quarter business volumes, as measured by total revenue carloads, increased 5 percent compared to 2016.  Volume increases in coal, industrial products, agricultural products and intermodal more than offset declines in chemicals and automotive.  In addition:

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Quarterly freight revenue improved 11 percent compared to the second quarter 2016, as volume growth, increased fuel surcharge revenue, core pricing gains and positive mix of traffic all contributed to the increase.

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Union Pacific’s second quarter record operating ratio of 61.8 percent improved 3.4 points compared to the second quarter 2016.  Higher fuel prices positively impacted the operating ratio by a half of a point.

•	The $1.69 per gallon average quarterly diesel fuel price in the second quarter 2017 was 17 percent higher than the second quarter 2016.
•	Quarterly train speed, as reported to the Association of American Railroads, was 25.4 mph, 5 percent slower than the second quarter 2016.
•	Union Pacific’s first half reportable personal injury rate of 0.76 per 200,000 employee-hours increased from the record first half rate of 0.70 achieved in 2016.
•	The Company repurchased 7.8 million shares in the second quarter 2017 at an aggregate cost of $850 million.

Summary of Second Quarter Freight Revenues

•	Intermodal up 3 percent
•	Chemicals up 4 percent
•	Automotive up 5 percent
•	Agricultural Products up 7 percent
•	Industrial Products up 24 percent
•	Coal up 25 percent

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2017 Outlook

“Absolute business volumes should be stronger in the second half than the first half, although year-over-year comparisons will be more challenging.  In this environment we will focus on our growth opportunities.  In addition, we will continue to make progress on our G55 + 0 initiatives as we work to make Union Pacific a stronger, more efficient company,” Fritz said.  “We are confident these efforts will generate top-line growth, margin improvement and greater returns for our shareholders.”

Second Quarter 2017 Earnings Conference Call

Union Pacific will host its second quarter 2017 earnings release presentation live over the Internet and via teleconference on Thursday, July 20, 2017 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. In the past 10 years, 2007-2016, Union Pacific invested approximately $34 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227 or mstaffen@up.com

Union Pacific Media contact: Calli Hite at 402-544-0100 or callihite@up.com

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; its ability to generate financial returns, improve network performance and customer service; implementation of corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2016, which was filed with the SEC on February 3, 2017.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2017	2016	%		2017	2016	%
Operating Revenues
Freight revenues	$4,906	$4,430	11%		$9,700	$8,932	9%
Other revenues	344	340	1		682	667	2
Total operating revenues	5,250	4,770	10		10,382	9,599	8
Operating Expenses
Compensation and benefits	1,197	1,160	3		2,454	2,373	3
Purchased services and materials	597	570	5		1,163	1,139	2
Depreciation	525	504	4		1,045	1,006	4
Fuel	434	346	25		894	666	34
Equipment and other rents	273	286	(5)		549	575	(5)
Other	219	244	(10)		479	493	(3)
Total operating expenses	3,245	3,110	4		6,584	6,252	5
Operating Income	2,005	1,660	21		3,798	3,347	13
Other income	43	77	(44)		110	123	(11)
Interest expense	(179)	(173)	3		(351)	(340)	3
Income before income taxes	1,869	1,564	20		3,557	3,130	14
Income taxes	(701)	(585)	20		(1,317)	(1,172)	12
Net Income	$1,168	$979	19%		$2,240	$1,958	14%

Share and Per Share
Earnings per share - basic	$1.45	$1.17	24%		$2.77	$2.33	19%
Earnings per share - diluted	$1.45	$1.17	24		$2.76	$2.32	19
Weighted average number of shares - basic	804.1	837.4	(4)		807.8	840.7	(4)
Weighted average number of shares - diluted	807.2	840.1	(4)		811.0	843.4	(4)
Dividends declared per share	$0.605	$0.55	10		$1.21	$1.10	10

Operating Ratio	61.8%	65.2%	(3.4)	pts	63.4%	65.1%	(1.7)	pts
Effective Tax Rate	37.5%	37.4%	0.1	pts	37.0%	37.4%	(0.4)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2017	2016	%	2017	2016	%
Freight Revenues (Millions)
Agricultural Products	$907	$845	7%	$1,849	$1,727	7%
Automotive	513	488	5	1,017	998	2
Chemicals	898	864	4	1,783	1,742	2
Coal	619	494	25	1,267	1,013	25
Industrial Products	1,030	830	24	1,937	1,664	16
Intermodal	939	909	3	1,847	1,788	3
Total	$4,906	$4,430	11%	$9,700	$8,932	9%
Revenue Carloads (Thousands)
Agricultural Products	237	229	3%	487	464	5%
Automotive	215	217	(1)	427	434	(2)
Chemicals	269	275	(2)	526	543	(3)
Coal	285	243	17	589	505	17
Industrial Products	315	275	15	593	549	8
Intermodal*	824	809	2	1,611	1,597	1
Total	2,145	2,048	5%	4,233	4,092	3%
Average Revenue per Car
Agricultural Products	$3,813	$3,692	3%	$3,793	$3,721	2%
Automotive	2,393	2,247	6	2,383	2,298	4
Chemicals	3,334	3,146	6	3,390	3,208	6
Coal	2,173	2,026	7	2,153	2,005	7
Industrial Products	3,271	3,025	8	3,266	3,033	8
Intermodal*	1,140	1,124	1	1,147	1,120	2
Average	$2,287	$2,163	6%	$2,292	$2,183	5%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Assets
Cash and cash equivalents	$1,286	$1,277
Short-term investments	90	60
Other current assets	2,493	2,259
Investments	1,504	1,457
Net properties	50,814	50,389
Other assets	291	276
Total assets	$56,478	$55,718

Liabilities and Common Shareholders' Equity
Debt due within one year	$531	$758
Other current liabilities	2,875	2,882
Debt due after one year	15,229	14,249
Deferred income taxes	16,329	15,996
Other long-term liabilities	1,899	1,901
Total liabilities	36,863	35,786
Total common shareholders' equity	19,615	19,932
Total liabilities and common shareholders' equity	$56,478	$55,718

Debt to Capital	44.6%	43.0%
Adjusted Debt to Capital*	48.5%	47.3%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2017	2016
Operating Activities
Net income	$2,240	$1,958
Depreciation	1,045	1,006
Deferred income taxes	298	349
Other - net	(124)	212
Cash provided by operating activities	3,459	3,525

Investing Activities
Capital investments	(1,589)	(1,590)
Purchases of short-term investments	(90)	(330)
Maturities of short-term investments	60	-
Other - net	55	82
Cash used in investing activities	(1,564)	(1,838)

Financing Activities
Common shares repurchased	(1,611)	(1,252)
Debt issued	1,186	1,428
Dividends paid	(980)	(925)
Debt repaid	(444)	(449)
Other - net	(37)	(50)
Cash used in financing activities	(1,886)	(1,248)

Net Change in Cash and Cash Equivalents	9	439
Cash and cash equivalents at beginning of year	1,277	1,391
Cash and Cash Equivalents at End of Period	$1,286	$1,830

Free Cash Flow*
Cash provided by operating activities	$3,459	$3,525
Cash used in investing activities	(1,564)	(1,838)
Dividends paid	(980)	(925)
Free cash flow	$915	$762

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2017	2016	%	2017	2016	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	222,842	202,943	10%	441,756	408,423	8%
Employees (average)	42,256	43,053	(2)	42,162	43,354	(3)
GTMs (millions) per employee	5.27	4.71	12	10.48	9.42	11

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.69	$ 1.45	17%	$ 1.72	$ 1.35	27%
Fuel consumed in gallons (millions)	246	232	6	499	479	4
Fuel consumption rate*	1.105	1.144	(3)	1.130	1.174	(4)

AAR Reported Performance Measures
Average train speed (miles per hour)	25.4	26.6	(5)%	25.6	27.0	(5)%
Average terminal dwell time (hours)	28.3	27.1	4	29.4	27.8	6

Revenue Ton-Miles (Millions)
Agricultural Products	22,089	21,565	2%	45,548	43,856	4%
Automotive	4,692	4,528	4	9,354	9,106	3
Chemicals	16,631	16,841	(1)	32,901	34,113	(4)
Coal	30,446	23,811	28	62,279	48,584	28
Industrial Products	21,321	16,904	26	40,160	33,945	18
Intermodal	19,643	19,226	2	38,659	37,934	2
Total	114,822	102,875	12%	228,901	207,538	10%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2017
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,794	$4,906	$9,700
Other revenues	338	344	682
Total operating revenues	5,132	5,250	10,382
Operating Expenses
Compensation and benefits	1,257	1,197	2,454
Purchased services and materials	566	597	1,163
Depreciation	520	525	1,045
Fuel	460	434	894
Equipment and other rents	276	273	549
Other	260	219	479
Total operating expenses	3,339	3,245	6,584
Operating Income	1,793	2,005	3,798
Other income	67	43	110
Interest expense	(172)	(179)	(351)
Income before income taxes	1,688	1,869	3,557
Income taxes	(616)	(701)	(1,317)
Net Income	$1,072	$1,168	$2,240

Share and Per Share
Earnings per share - basic	$1.32	$1.45	$2.77
Earnings per share - diluted	$1.32	$1.45	$2.76
Weighted average number of shares - basic	811.5	804.1	807.8
Weighted average number of shares - diluted	814.8	807.2	811.0
Dividends declared per share	$0.605	$0.605	$1.21

Operating Ratio	65.1%	61.8%	63.4%
Effective Tax Rate	36.5%	37.5%	37.0%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2017
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$942	$907	$1,849
Automotive	504	513	1,017
Chemicals	885	898	1,783
Coal	648	619	1,267
Industrial Products	907	1,030	1,937
Intermodal	908	939	1,847
Total	$4,794	$4,906	$9,700
Revenue Carloads (Thousands)
Agricultural Products	250	237	487
Automotive	212	215	427
Chemicals	257	269	526
Coal	304	285	589
Industrial Products	278	315	593
Intermodal*	787	824	1,611
Total	2,088	2,145	4,233
Average Revenue per Car
Agricultural Products	$3,773	$3,813	$3,793
Automotive	2,373	2,393	2,383
Chemicals	3,448	3,334	3,390
Coal	2,134	2,173	2,153
Industrial Products	3,261	3,271	3,266
Intermodal*	1,154	1,140	1,147
Average	$2,297	$2,287	$2,292

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt (a)	$15,760	$15,007
Equity	19,615	19,932
Capital (b)	$35,375	$34,939
Debt to capital (a/b)	44.6%	43.0%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt	$15,760	$15,007
Net present value of operating leases	2,267	2,435
Unfunded pension and OPEB, net of taxes of $248 and $261	413	436
Adjusted debt (a)	18,440	17,878
Equity	19,615	19,932
Adjusted capital (b)	$38,055	$37,810
Adjusted debt to capital (a/b)	48.5%	47.3%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.6% at June 30, 2017, and 4.7% at December 31, 2016. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.